Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On February 28, 2025, the Company’s Board of Directors declared the following dividends:

	Dividend	Payable on:	Record Date:
5.625% Preference Shares (AHL PRD)	$0.3516	April 1, 2025	March 15, 2025
5.625% Preference Shares, represented by depositary shares (AHL PRE)(1)	$351.56	April 1, 2025	March 15, 2025
7.000% Preference Shares, represented by depositary shares (AHL PRF) (2)	$612.50	April 1, 2025	March 31, 2025
________________
(1)The 5.625% Preference Shares are represented by depositary shares, each representing a 1/1000th interest in a share of the 5.625% Preference Shares. The dividend paid per depositary share is likewise 1/1000th of the declared dividend, equivalent to $0.3516 per depositary share.
(2)The 7.000% Preference Shares are represented by depositary shares, each representing a 1/1000th interest in a share of the 7.000% Preference Shares. The dividend paid per depositary share is likewise 1/1000th of the declared dividend, equivalent to $0.6125 per depositary share.
Preference Shares Redemption. On November 29, 2024, the Company issued a notice of redemption in connection with all of its issued and outstanding 5.950% Fixed-to-Floating Perpetual Non-Cumulative Preference Shares (the “AHL PRC Shares”) (NYSE: AHLPRC). The redemption took place on January 1, 2025, to be paid on
January 2, 2025, and was conducted pursuant to the terms of the certificate of designation, dated May 2, 2013, governing the AHL PRC Shares. Each holder of an AHL PRC Share received $25 per preference share, representing an aggregate amount of $275.0 million. Since the redemption date is also a dividend payment date, the redemption price does not include any declared and unpaid dividend.
California Wildfires. The California Wildfires, commencing in January 2025, have led to a range of publicly available industry insured loss estimates in the range of $35 to $45 billion. Based solely on the Company’s modeled loss projections, industry loss estimates and exposure analysis as of the date of this prospectus, the Company’s preliminary assessment of pre-tax losses associated with the California Wildfires is expected to be between $50 and $75 million, net of outwards reinsurance and reinstatement premiums. The Company’s actual losses from the California Wildfires may differ materially from this preliminary estimate due to limitations in one or more of the models and because, as a recent large catastrophe event, this preliminary estimate is not based on actual terms and conditions of individual treaties and policies expected to be impacted, future loss information expected to follow from clients and brokers, further market intelligence, or any loss reports. The final settlement of claims associated with the California Wildfires is likely to take place over a considerable period of time.